SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                                FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  January 17, 2003
                                                    (January 14, 2003)



                              CRIIMI MAE INC.
        (Exact name of registrant as specified in its charter)

       Maryland                    1-10360                52-1622022
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation)             File Number)         Identification No.)




                            11200 Rockville Pike
                        Rockville, Maryland  20852
 (Address of principal executive offices, including zip code, of Registrant)

                        (301) 816-2300 (Registrant's
                   telephone number, including area code)

Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is a press release dated January 15, 2003, announcing that, on January 14, 2003, CRIIMI MAE Inc. (the "Company") closed in escrow a comprehensive recapitalization that includes an equity investment in the Company's common stock, the issuance of subordinated debt and a secured financing in the form of a repurchase transaction. The proceeds from the recapitalization, together with the Company's available cash and liquid assets, will be used to retire the Company's remaining $373 million in recourse debt incurred in connection with its emergence from Chapter 11 in April, 2001.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:


         Exhibit 99.1 -- Press release issued by CRIIMI MAE Inc. on
                         January 15, 2003.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CRIIMI MAE Inc.




Dated: January 17, 2003            /s/David B. Iannarone
                                   --------------------------------------------
                                   David B. Iannarone, Executive Vice President

                               EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*99.1 -- Press release issued by CRIIMI MAE Inc. on January 15, 2003.


*Filed herewith.